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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2004

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-33169 (Commission File Number	13-4066229 (I.R.S. Employer Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487
(Address of Principal Executive Office (Zip Code)

(561) 998-2232
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events.

        Incorporated by reference is a press release issued by Cross Country Healthcare, Inc. ("the Company") on January 27, 2004 which is attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

99.1	Press Release issued by the Company on January 22, 2004
99.2	Press Release issued by Company on January 27, 2004

Item 9. Regulation FD Disclosure.

        Incorporated by reference is a press release issued by the Company on January 22, 2004 which is attached hereto as Exhibit 99.1. This information is being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 12. Results of Operations and Financial Condition.

        (a)    On January 22, 2004 the Company issued a press release announcing that it is scheduled to make a presentation, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. This information is being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

	By:	/s/ EMIL HENSEL

Name: Emil Hensel
Title: Chief Financial Officer

Dated: January 27, 2004

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SIGNATURES